SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 15, 2007

                               CIRRUS LOGIC, INC.
                               ------------------
             (Exact name of Registrant as specified in its charter)


       Delaware                      0-17795                    77-0024818
  ------------------            -----------------        -----------------------
   (State or Other                 (Commission                 (IRS Employer
   Jurisdiction of                 File Number)              Identification No.)
   Incorporation or
    Organization)


               2901 Via Fortuna, Austin, TX                         78746
          ----------------------------------------          --------------------
          (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (512) 851-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 14, 2007, Mr. Thurman Case was appointed by the Board of Directors of Cirrus Logic, Inc. (the "Company") as Chief Financial Officer and Principal Accounting Officer of the Company. Mr. Case, age 50, joined the Company in October 2000, and was appointed Vice President, Treasurer, Financial Planning & Analysis, in September 2004. Mr. Case also served as Vice President, Finance of the Company between June 2002 and September 2004, and Director of Finance of the Company between October 2000 and June 2002. He has served as Acting Chief Financial Officer and Principal Accounting Officer since September 25, 2006.

In connection with such appointment, the Company's Compensation Committee approved compensation increases for Mr. Case. Mr. Case's annual base salary will be $230,000 with an annual cash bonus target at 75% of his base salary under the Company's Variable Compensation Plan. In addition, the Compensation Committee approved the grant to Mr. Case of an option to purchase up to 50,000 shares of the Company's common stock under the Company's 2006 Equity Incentive Plan at fair market value as measured by the closing price on the Company's next regularly scheduled grant date, vesting over four years.


A copy of the press release which announced Mr. Case's appointment is attached hereto as Exhibit 99.1. .


Item 9.01 Financial Statements and Exhibits.

         (d) Exhibits.

         In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be furnished and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

         99.1     Cirrus Logic, Inc. press release dated February 15, 2007

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      CIRRUS LOGIC, INC.


Date:  February 15, 2007                    By:       /s/ Gregory S. Thomas
                                                      --------------------------
                                                      Name: Gregory S. Thomas
                                                      Title: General Counsel

                                  Exhibit Index

Exhibit Number          Description
--------------          -----------
     99.1               Cirrus Logic, Inc. press release dated February 15, 2007